Exhibit 10.2

SUBSERVICING SUPPLEMENT

dated as of March 13, 2013

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SCHEDULE I Servicing Agreements
SCHEDULE II Retained Servicing Fee Percentage
SCHEDULE III Target Ratio Schedule

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of March 13, 2013 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of October 1, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

1

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in March 2013, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer and Home Loan Servicing Solutions, Ltd., as Purchasers, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer and Home Loan Servicing Solutions, Ltd. under the Sale Supplement and the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement” shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

2

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the aggregate Servicing Fees actually received by Servicer and Home Loan Servicing Solutions, Ltd. pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

Subservicing Supplement

3

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 3.75% per annum (i.e., 0.3125% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage, and the amount of any such reduction in the Performance Fee shall be retained by Servicer. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

4

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

	By:	/s/ James Lauter

	Name:	James Lauter
	Title:	CFO

OCWEN LOAN SERVICING, LLC

By:	Ocwen Mortgage Servicing, Inc., as its sole member

	By:	/s/ Nikhil Malik

	Name:	Nikhil Malik
	Title:	Vice President

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor Number	Deal Name

250	OOMC Series 2003-5

251	OOMC Series 2003-6

261	OOMC Loan Trust 2004-1

274	OOMC Loan Trust Series 2004-2

287	OOMC Loan Trust Series 2004-3

292	OOMLT 2005-1 STEP SERV FEE

369	OOMLT 2005-2 STEP SERV FEE

370	SOUNDVIEW 2005-OPT1- PMI

391	Citigroup CMLTI 2005-OPT4

423	Carrington 2006-OPT1

448	Merrill Lynch Series 2006-OPT1

662	OOMC MESA Trust 2001-5

664	OOMC Loan Trust 2002-1

669	OOMC Loan Trust 2002-3 -STEP

671	First Franklin Series 2002-FF1

683	OOMC Loan Trust 2002-6

687	OOMC Series 2003-1

690	OOMC Loan Trust 2003-2

691	OOMC Series 2003-3

693	OOMC Series 2003-4 StepSvcFee

262	ABFC Series 2004-OPT1

264	OOMC Woodbridge Series 2004-1

269	SABR Trust 2004-OP1 —STEP SF

Sch I-1

271	UBS MASTR Series 2004-OPT1

272	BofA ABFC Series 2004-OPT2

276	BofA ABFC 2004-OPT3

279	ABSC Series 2004-HE3

284	ABFC 2004-OPT4

288	UBS MASTR Series 2004-OPT2

289	ABFC 2004-OPT5

294	Citigroup CMLTI 2005-OPT1

297	MASTR 2005-OPT1 STEP SERV FEE

299	CMLT 2005-OPT2 STEP SERV FEE

333	Citigroup Mort Loan Trust 2004-OPT1 step

334	Barclays SABR Series 2004-OP2

360	Barclays SABR Series 2005-OP1

377	Citigroup CMLTI 2005-OPT3

381	ABSC 2005-HE6

384	JPMAC 2005-OPT1

386	Soundview 2005-OPT2

400	ABFC 2005-OPT1

413	SABR 2005-OP2

414	JPMAC 2005-OPT2

417	Barclays SABR Series 2006-OP1

422	Soundview 2006-OPT1

428	ABSC 2006-HE3

437	Soundview 2006-OPT4

442	ABSC 2006-HE5

670	Option One Woodbridge 2002-1

Sch I-2

685	MASTR 2002-OPT1 (UBS Security)

688	UBS—MASTR 2003-OPT1

689	OOMC Woodbridge 2003-1

692	MASTR Series 2003-OPT2

695	OOMC Woodbridge Series 2003-2

258	ACE Series2003-OP1

267	ACE 2004-OP1 STEP SERV FEE

380	OOMLT 2005-3

387	Lehman SASCO 2005-S5

397	OOMLT 2005-4

399	NHELI 2005-HE1

401	OOMLT 2005-5

402	SGMS 2005-OPT1

405	Lehman SASCO 2005-OPT1

412	OOMLT 2006-1

416	HSBC HASCO 2006-OPT1

420	HSBC HASCO 2006-OPT2

425	HSBC HASCO 2006-OPT3

430	Lehman SASCO 2006-OPT1

432	HSBC HASCO 2006-OPT4

434	ACE 2006-OP1

441	OOMC Loan Trust Series 2006-2

446	Lehman SASCO 2006-BC2

450	OOMLT 2006-3

551	ACE 2006-OP2

558	ABFC 2006-HE1

Sch I-3

559	SGMS 2006-OPT2- Dual Cutoff

564	Lehman SASCO 2006-BC6

565	OOMLT 2007-01- Dual Cutoff

567	HSBC HASCO 2007-OPT1

568	Lehman SASCO 2007-BC1

569	OOMC Loan Trust Series 2007-CP1

571	OOMC Loan Trust Series 2007-2

573	Merrill Lynch Series 2007-HE2

574	OOMC Loan Trust Series 2007-FXD2

575	OOMC Loan Trust Series 2007-3

577	OOMC Loan Trust Series 2007-4

578	OOMC Loan Trust Series 2007-5

582	OOMC Loan Trust Series 2007-6

682	Morgan Stanley 2002-OP1

254	ABSC Series 2003-HE6

257	Merrill Lynch Series 2003-OPT1

396	Soundview 2005-OPT3

406	Soundview 2005-OPT4

Sch I-4

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From	To
Month[1]	Month	Retained Fee
1	3	26.50 bps
4	6	25.75 bps
7	9	25.25 bps
10	12	25.00 bps
13	15	24.00 bps
16	18	23.50 bps
19	21	23.25 bps
22	24	22.50 bps
25	27	21.75 bps
28	30	21.50 bps
31	33	21.50 bps
34	36	21.50 bps
37	39	21.25 bps
40	42	21.25 bps
43	72	21.25 bps

[1]	Starting with March 2013

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	4.57%
2	4.47%
3	4.37%
4	4.27%
5	4.18%
6	4.08%
7	3.99%
8	3.90%
9	3.81%
10	3.73%
11	3.64%
12	3.56%
13	3.48%
14	3.40%
15	3.33%
16	3.25%
17	3.18%
18	3.11%
19	3.04%
20	2.97%
21	2.90%
22	2.84%
23	2.77%
24	2.71%
25	2.65%
26	2.59%
27	2.53%
28	2.47%
29	2.42%
30	2.36%
31	2.31%
32	2.26%
33	2.21%
34	2.16%
35	2.11%

[2]	Starting with March 2013.

Sch III-1

Month[2]	Target Advance Ratio
36	2.06%
37	2.02%
38	1.97%
39	1.93%
40	1.88%
41	1.84%
42	1.80%
43	1.76%
44	1.75%
45	1.75%
46	1.75%
47	1.75%
48	1.75%
49	1.75%
50	1.75%
51	1.75%
52	1.75%
53	1.75%
54	1.75%
55	1.75%
56	1.75%
57	1.75%
58	1.75%
59	1.75%
60	1.75%
61	1.75%
62	1.75%
63	1.75%
64	1.75%
65	1.75%
66	1.75%
67	1.75%
68	1.75%
69	1.75%
70	1.75%
71	1.75%
72	1.75%

Sch III-2